Exhibit 99.1

                 THE LIBERTY CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONDENSED FINANCIAL STATEMENTS
                OF THE LIBERTY CORPORATION AND SUBSIDIARIES

The following unaudited pro forma condensed statements of income for the nine months ended September 30, 1997 and the year ended December 31, 1996, and the unaudited pro forma condensed balance sheet as of September 30, 1997 give effect to the stock purchase transaction whereby Pierce National Life
Insurance Company will be sold to Fortis, Inc. The condensed statements of income were prepared assuming the sale occurred January 1, 1996, and the condensed balance sheet was prepared assuming the sale occurred September 30, 1997.
The unaudited pro forma condensed financial statements presented do not purport to represent what the results of operations or financial condition would actually have been if the pro forma adjustments had occurred on the dates referred to above or to be indicative of the future results of operations or financial position of The Liberty Corporation. The pro forma adjustments are based on available information and certain assumptions the Registrant believes are reasonable. The pro forma condensed financial statements should be read in conjunction with the audited financial statements and notes thereto as included in The Liberty Corporation 1996 Annual Report on Form 10-K.


                 THE LIBERTY CORPORATION AND SUBSIDIARIES
                   PRO FORMA CONDENSED INCOME STATEMENT
               FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

                                                                       (a)
                                                                     Sale of          Other
                                                      1997           Pierce         Pro Forma                  1997
                                                   As Reported      National       Adjustments               Pro Forma
                                                   -----------      --------       -----------               ---------
                                                                      (In 000's, except per share data)
                                                                                 (Unaudited)
Revenues
Insurance premiums and policy charges.........        $263,807       (79,744)                                $184,063
Broadcasting revenues.........................         100,753                                                100,753
Net investment income.........................         118,454       (41,658)        2,071  (b)                78,867
Service contract revenues.....................           5,302                       7,500  (c)                12,802
Realized investment gains.....................           8,739         2,353                                   11,092
                                                       -------       -------        ------                    -------

   Total Revenues.............................         497,055      (119,049)        9,571                    387,577
                                                       -------       -------        ------                    -------


Expenses
Policyholder benefits.........................         172,293       (74,978)                                  97,315
Insurance commissions.........................          59,262        (7,679)                                  51,583
General insurance expenses....................          50,584       (13,173)        7,950  (c)(f)             45,361
Amortization of deferred acquisition costs....          33,105        (8,001)                                  25,104
Broadcasting expenses.........................          70,282                                                 70,282
Interest expense..............................          10,093                      (5,542) (d)                 4,551
Other expenses................................          14,470                                                 14,470
                                                       -------       -------        ------                    -------
                                                       410,089      (103,831)        2,408                    308,666
                                                       -------       -------        ------                    -------
   Total Expenses.............................

Income before income taxes....................          86,966       (15,218)        7,163                     78,911

Provision for income taxes....................          30,472        (5,030)        2,087  (e)                27,529
                                                       -------       -------        ------                     -------

Net Income....................................        $ 56,494       (10,188)        5,076                    $51,382
                                                       =======       =======        ======                     ======


Preferred Dividends...........................        $  1,976                                                $ 1,976

Net Income Available to Common Shares.........        $ 54,518                                                $49,406

Weighted Average Common Shares................          21,130                                                 21,130

Earnings Per Common Share.....................        $   2.58                                                $  2.34

            See notes to condensed pro forma income statement.


                 THE LIBERTY CORPORATION AND SUBSIDIARIES
                   PRO FORMA CONDENSED INCOME STATEMENT
                   FOR THE YEAR ENDED DECEMBER 31, 1996


                                                                       (a)
                                                                     Sale of          Other
                                                      1996           Pierce         Pro Forma                  1996
                                                  As Reported       National       Adjustments               Pro Forma
                                                  -----------       --------       -----------               ---------

                                                                      (In 000's, except per share data)
                                                                                 (Unaudited)
Revenues
Insurance premiums and policy charges........         $321,371      (104,653)                               $216,718
Broadcasting revenues........................          137,336                                               137,336
Net investment income........................          155,221       (52,176)        2,761 (b)               105,806
Service contract revenues....................            7,751                      10,000 (c)                17,751
Realized investment gains....................           (2,582)         (672)                                 (3,254)
                                                       -------       -------        ------                   -------


   Total Revenues............................          619,097      (157,501)       12,761                   474,357
                                                       -------       -------        ------                   -------



Expenses
Policyholder benefits........................          218,751       (95,788)                                122,963
Insurance commissions........................           66,483       (11,931)                                 54,552
General insurance expenses...................           73,790       (21,465)       10,600  (c)(f)            62,925
Amortization of deferred acquisition costs...           73,967       (13,029)                                 60,938
Broadcasting expenses........................           94,867                                                94,867
Interest expense.............................           15,139                      (7,390) (d)                7,749
Other expenses...............................           19,601                                                19,601
                                                       -------       -------        ------                   -------


   Total Expenses............................          562,598      (142,213)        3,210                   423,595
                                                       -------       -------        ------                   -------


Income before income taxes...................           56,499       (15,288)        9,551                    50,762

Provision for income taxes...................           19,159        (5,643)        2,783  (e)               16,299
                                                       -------       -------        ------                   -------

Net Income...................................         $ 37,340        (9,645)        6,768                   $34,463
                                                       =======       =======        ======                    ======


Preferred Dividends..........................         $  2,652                                                $2,652

Net Income Available to Common Shares........         $ 34,688                                               $31,811

Weighted Average Common Shares...............           20,903                                                20,903

Earnings Per Common Share....................         $   1.66                                               $  1.52


            See notes to condensed pro forma income statement.


                 THE LIBERTY CORPORATION AND SUBSIDIARIES
              NOTES TO PRO FORMA CONDENSED INCOME STATEMENTS

(a) The pro forma condensed income statement reflects, for the periods presented, the exclusion of the actual reported amounts for Pierce National Life Insurance Company.

(b) The pro forma condensed income statement reflects, for the periods presented, the earnings, net of investment expenses, on assets currently owned by Pierce that will be acquired by The Liberty Corporation, or its subsidiaries, prior to the sale of Pierce. The adjustment assumes approximately $87 million of assets owned by Pierce are to be acquired by the Company, or its subsidiaries, prior to closing. Approximately $39 million of the assets to be retained are expected to be purchased from Pierce by Liberty Life Insurance Company ("Liberty Life"), a wholly-owned subsidiary of the Registrant. Funds for the assets to be purchased by Liberty Life are expected to come from a combination of cash and proceeds from sales of other securities currently held by Liberty Life earning a comparable yield to the assets being purchased. The remaining $48 million of assets to be purchased from Pierce will initially be acquired by the Registrant and, for the purposes of the pro forma financial information, the value of the assets to be acquired are assumed to reduce the proceeds from the sale of Pierce that will be available to repay debt.

(c) The pro forma condensed income statement reflects, for the periods presented, the revenues and expenses associated with the five year service contract between Liberty Insurance Services Corporation and Fortis, Inc., whereby Liberty Insurance Services Corporation will provide administrative services for Pierce and United Family Life Insurance Company (a subsidiary of Fortis, Inc.).

(d) The pro forma condensed income statement reflects, for the periods presented, the interest savings resulting from the reduction in bank debt using the net proceeds from the sale of Pierce National.

(e) The pro forma condensed income statement reflects, for the periods presented, the tax effects of the adjustments made using a 35% effective tax rate. Additionally, the pro forma income statement assumes a tax credit of approximately $.5 million associated with certain investments that will be retained by Liberty Corporation as described in footnote (b) above.

(f) The pro forma condensed income statement reflects, for the periods presented, an estimate of the expenses that will remain in the Company subsequent to the sale of Pierce, that previously had been absorbed by Pierce. Actual future expenses may be higher or lower than those reflected in the pro forma income statements.


                 THE LIBERTY CORPORATION AND SUBSIDIARIES
                     PRO FORMA CONDENSED BALANCE SHEET
                            September 30, 1997

                                                       As               (a)                                 Pro
                                                    Reported           Sale            Assets              Forma
                                                    9/30/97         Transaction       Retained             9/30/97
                                                    --------        -----------       --------             -------
                                                                                (In 000's)
                                                                                (Unaudited)
Investments
Fixed Maturity Securities-available for sale..     $1,637,923         (711,472)        25,799  (c)      $  952,250
Equity Securities.............................         75,563           (2,479)                             73,084
Mortgage Loans................................        237,464          (47,456)        35,891  (c)         225,899
Investment in Real Estate.....................         54,208           (1,497)           245  (c)          52,956
Loans to Policyholders........................        100,590           (8,671)                             91,919
Other Long Term Investments...................         22,738           (5,895)         5,893  (c)          22,736
Short Term Investments........................            250                                                  250
                                                    ---------          -------         ------            ---------
 Total Investments............................      2,128,736         (777,470)        67,828            1,419,094
                                                    =========          =======         ======            =========

Cash..........................................         36,852           (5,916)       (20,000)              10,936
Accrued Investment Income.....................         21,527           (8,389)                             13,138
Receivables...................................         62,867           (4,958)                             57,909
Receivable from Reinsurers....................        280,113             (236)                            279,877
Deferred Acquisition Costs....................        337,950          (56,514)                            281,436
Buildings & Equipment.........................         74,742                                               74,742
Intangibles Related to Television Operations..         91,055                                               91,055
Goodwill related to Insurance Acquisitions....         34,381          (10,308)                             24,073
Other Assets..................................         49,576           (1,520)                             48,056
                                                    ---------          -------         ------            ---------
 TOTAL ASSETS.................................     $3,117,799         (865,311)        47,828           $2,300,316
                                                    =========          =======         ======            =========
Liabilities
Policy Liabilities............................      1,949,813         (623,788)                          1,326,025
Notes Mortgages & Other Debt..................        199,914         (170,980) (b)    47,828  (c)          76,762
Accrued Income Taxes..........................          2,671            2,194                               4,865
Deferred Income Taxes.........................        171,557          (36,140)                            135,417
Accounts Payable & Accrued Expenses...........        103,030              609                             103,639
Other Liabilities.............................          3,834                                                3,834
                                                    ---------          -------         ------            ---------
 TOTAL LIABILITIES............................      2,430,819         (828,105)        47,828            1,650,542
                                                    =========          =======         ======            =========

Redeemable Preferred Stock....................         44,688                                               44,688
Convertible Preferred Stock...................         20,999                                               20,999
Common Stock..................................         20,504                                               20,504
Capital in Excess of Par......................        154,717                                              154,717
Unearned Stock Compensation...................        (11,921)                                             (11,921)
Net Unrealized Investment Gains ..............         51,220          (20,513)                             30,707
Cumulative Foreign Currency Translation
 Adjustment...................................            826             (826)                                  0
Retained Earnings.............................        405,947          (15,867)                            390,080
                                                    ---------          -------         ------            ---------
 TOTAL SHAREHOLDERS EQUITY ...................        642,292          (37,206)             0              605,086
                                                    ---------          -------         ------            ---------
PREFERRED STOCK AND
 TOTAL LIABILITIES, REDEEMABLE
 SHAREHOLDERS EQUITY..........................     $3,117,799         (865,311)        47,828           $2,300,316
                                                    =========          =======         ======            =========

              See notes to pro forma condensed balance sheet.


                 THE LIBERTY CORPORATION AND SUBSIDIARIES
                NOTES TO PRO FORMA CONDENSED BALANCE SHEET


(a) The pro forma condensed balance sheet reflects the effect of the sale of Pierce on the consolidated assets and liabilities of The Liberty Corporation. Additionally, the effect on consolidated equity related to net unrealized investment gains associated with fixed maturity and equity securities and the cumulative foreign currency translation adjustment are reported as an adjustment to consolidated equity.

(b) The pro forma condensed balance sheet assumes the repayment of debt using the proceeds (net of assets to be acquired, expenses and income taxes related to the sale) from the sale of Pierce.

(c) The pro forma condensed balance sheet reflects the purchase of approximately $87 million of assets currently owned by Pierce. Approximately $48 million of assets will initially be acquired by the Registrant. The remainder will be purchased by Liberty Life Insurance Company (a wholly-owned subsidiary of the Registrant) using a combination of cash and proceeds from sales of other securities earning a comparable yield to the assets being purchased.